UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2024

InspireMD, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35731	26-2123838
(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of Principal Executive Offices)	(Zip Code)

(888) 776-6804

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2024, the Company held its 2024 annual meeting of stockholders (“Annual Meeting”). As of April 18, 2024, the record date for the Annual Meeting, there were 23,401,435 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 17,716,035, or 75%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of the Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal No. 1 — Election of Directors.

The stockholders re-elected Paul Stuka and Gary Rubin to serve on the Board of Directors, as Class 1 directors, for a term of three years or until his successor is elected and qualified. The votes were as follows:

Director Name	For	Withheld	Broker Non-Votes
Paul Stuka	12,361,205	271,503	5,083,327
Gary Rubin	12,377,887	254,821	5,083,327

Proposal No. 2 — Advisory Vote on Compensation of Company’s Named Executive Officers.

The stockholders approved, by a nonbinding advisory vote, the compensation of the Company’s named executive officers as described the proxy statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
9,539,687	1,194,733	1,898,288	5,083,327

Proposal No. 3 — Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers.

The stockholders approved, by a nonbinding advisory vote, the frequency of future advisory votes of the Company’s named executive officers as follows:

1 Year	2 Year	3 Years	Abstain
4,612,537	16,628	5,993,405	2,010,138

In light of the advisory vote of the Company’s stockholders to hold future advisory votes on the compensation of the Company’s named executive officers every three years, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers every three years until the next stockholder advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Proposal No. 4 — Ratification of Auditors.

The stockholders ratified the appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the 2024 fiscal year. The votes were as follows:

For	Against	Abstain
17,544,555	134,905	36,575

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: June 12, 2024	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer

3